                                                               EXECUTION VERSION

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                               SECURITY AGREEMENT

                                      among

                     TAL INTERNATIONAL CONTAINER CORPORATION

                                       and

                              FORTIS CAPITAL CORP.,
                               AS COLLATERAL AGENT

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                            Dated as of July 31, 2006

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                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of July 31, 2006, made by TAL
International Container Corporation (the "Assignor") in favor of Fortis Capital
Corp., as collateral agent for the benefit of the Lender Creditors (as defined below) and as collateral agent for the benefit of the Secured Creditors (as defined below) (in such capacities and (in either case) together with any successor collateral agent, the "Collateral Agent").

                                   WITNESSETH:

          WHEREAS, TAL International Container Corporation, a Delaware
corporation (together with its successors and permitted assigns, "TAL" or the
"Borrower"), the lenders from time to time party thereto (the "Lenders"), and
Fortis Capital Corp., as Loan Servicer (together with any successor Loan
Servicer, the "Loan Servicer" or the "Collateral Agent"), have entered into a
Credit Agreement, dated as of July 31, 2006, providing for the making of Loans to the Borrower (the Lenders, the Loan Servicer and the Collateral Agent are
herein called the "Lender Creditors") (as used herein, the term "Credit
Agreement" means the Credit Agreement described above in this paragraph, as the same may from time to time be amended, modified, extended, renewed, replaced, restated, supplemented and/or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) of all or any portion of, the
Obligations under such Credit Agreement);

          WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Hedging Agreements with one or more Eligible Interest
Rate Hedge Counterparties (collectively, the "Hedging Creditors");

          WHEREAS, the Lender Creditors and the Hedging Creditors are
collectively referred to herein as the "Secured Creditors";

          WHEREAS, it is a condition precedent to (i) the making of Loans to the
Borrower under the Credit Agreement and (ii) the Hedging Creditors entering into
Interest Rate Hedging Agreements, that the Assignor shall have executed and delivered this Agreement to the Collateral Agent; and

          WHEREAS, the Assignor will obtain benefits from the incurrence of
Loans under the Credit Agreement and by entering into Interest Rate Hedging
Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions described in the preceding recitals and to induce the
Lenders to make Loans to the Borrower and for the Hedging Creditors to enter into Interest Rate Hedging Agreement with the Borrower;

          NOW, THEREFORE, in consideration of the benefits accruing to the
Assignor, the receipt and sufficiency of which are hereby acknowledged, the
Assignor hereby makes the following representations and warranties to the
Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                   ARTICLE I

                               SECURITY INTERESTS

          1.1. Grant of Security Interests. (a) The Assignor does hereby grant unto the Collateral Agent in its capacity solely as collateral agent for the equal and ratable benefit of the Secured Creditors, as security for the prompt payment and performance when due of all Obligations, a continuing security interest in all of the right, title and interest of the Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of the Assignor, or in which or to which the Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

          (i) all Pledged Containers;

          (ii) all of the Assignor's right, title and interest in and to, but none of its obligations under, any agreement between the Assignor and the manufacturer or other vendor of each such Pledged Container pursuant to which the Assignor acquired a Pledged Container from such manufacturer or other vendor, and all amendments, additions and supplements hereafter made with respect thereto;

          (iii) all of the Assignor's right, title and interest in and to any
     Lease which such Pledged Container is subject to from time to time (only to the extent that such Lease relates to such Pledged Container) and all
     Supporting Obligations relating to such Lease; and

          (iv) all Proceeds of the foregoing or related thereto (all of the above, including this clause (iv), the "Collateral").

          (b) Notwithstanding anything to the contrary herein, the term
"Collateral" shall not include, and the security interest granted under this
Agreement shall not attach to:

          (i) Any Goods, General Intangibles or other rights arising under any instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

          (ii) any Collateral (as defined in the Pledge Agreement);

          (iii) Any personal property subject to a Permitted Lien (other than
     Liens in favor of the Loan Servicer) to the extent that the grant of other
     Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such
     Permitted Lien, (B) would result in the loss of use of such asset or (C)
     would permit the holder of such Permitted Lien to terminate the Assignor's use of such asset; or

          (iv) Collateral released from the Lien of the Collateral Agent pursuant to Section 9.8 hereof and any Proceeds thereof.

          (c) The security interests of the Collateral Agent under this
Agreement extend to all Collateral which the Assignor may acquire, or with respect to which the Assignor may obtain rights, at any time during the term of this Agreement.

          1.2. Power of Attorney. The Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of a Designated Event of
Default (in the name of the Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to the Assignor under or arising out of the
Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

          1.3. Authority to File Financing Statements. The Assignor hereby irrevocably authorizes the Collateral Agent, at any time, and from time to time, to file any initial financing statements (and amendments thereto) without the signature of the Assignor that (i) indicate the Collateral, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, and (ii) provide any other information required for the sufficiency or filing office acceptance of any financing statement or amendment.
The Assignor also ratifies its authorization for the Collateral Agent to have filed with such offices any amendments to the financing statements or documents of similar import described above.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

The Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          2.1. Necessary Filings. The Assignor has filed or caused to be filed all UCC-1 and UCC-3 financing statements in the filing office for the Assignor's jurisdiction of organization (collectively, the "Filing Statements") (or has authenticated and delivered to the Loan Servicer the Filing Statements suitable for filing in such offices) and the security interests granted to the Collateral
Agent pursuant to this Agreement in and to the Collateral create valid and, together with all such filings, registrations, recordings and other actions, perfected security interests therein prior to the rights of all other Persons therein (other than Permitted Liens) and subject to no other Liens (other than
Permitted Liens related thereto).

          2.2. No Liens. The Assignor is, and as to all Collateral acquired by it from time to time after the date hereof the Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and the
Assignor shall defend the Collateral against all claims and demands of all
Persons at any time claiming the same or any interest therein adverse to the
Collateral Agent.

          2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of
Permitted Liens), and so long as the Termination Date has not occurred, the
Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignor or in connection with
Permitted Liens or financing statements for which proper termination statements have been delivered to the Collateral Agent for filing.

          2.4. Chief Executive Office. During the five year period preceding the date of this Agreement, the chief executive office of the Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for the Assignor.

          2.5. Legal Names; Type of Organization (and Whether a Registered
Organization and/or a Transmitting Utility); Jurisdiction of Organization;
Location; Organizational Identification Numbers; Changes Thereto; etc. The exact legal name of the Assignor, the type of organization of the Assignor, whether or not the Assignor is a Registered Organization, the jurisdiction of organization of the Assignor, the Assignor's Location, the organizational identification number (if any) of the Assignor, and whether or not the Assignor is a
Transmitting Utility, is listed on Annex B hereto for the Assignor. The Assignor shall not change its legal name, its type of organization, its status as a
Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that used on Annex B hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y)
the Assignor changing its jurisdiction of organization or Location from the
United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of each change to the information listed on Annex B (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex B which shall correct all information contained therein for the Assignor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that the Assignor does not have an organizational identification number on the date hereof and later obtains one, the Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number (to the extent such organizational identification number is required to perfect the Collateral Agent's security interests hereunder) and shall take all actions reasonably satisfactory to the
Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

          2.6. Trade Names; Etc. The Assignor has not in the preceding five years operated in any jurisdiction under any trade names, fictitious names or other names except its legal name as specified in Annex B and such other trade or fictitious names as are listed on Annex C hereto for the Assignor.

          2.7. Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into the Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, the Assignor, in each case except as described in Annex D hereto. With respect to any transactions so described in Annex D hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the
Person and locations thereof) which merged with or into or consolidated with the
Assignor, or was liquidated into or transferred all or substantially all of its assets to the Assignor, and shall have furnished to the Collateral Agent such
UCC lien searches as may have been reasonably requested with respect to such
Person and its assets, to establish that no security interest (excluding
Permitted Liens) continues perfected on the date hereof with respect to any
Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

          2.8. Non-UCC Property. The aggregate book value (as determined by the
Assignor in good faith) of all property of the Assignor that constitute, arise out of, or relating to, the Collateral of the types described in clauses (1),
(2) and (3) of Section 9-311(a) of the UCC does not exceed $1,000,000. If the aggregate book value of all such property at any time owned by all Assignors exceeds $1,000,000, then, upon the written request of the Collateral Agent, the
Assignor shall promptly (and in any event within 30 days) take such actions (at their own cost and expense) as may be required under the respective United
States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

          2.9. Recourse. This Agreement is made with full recourse to the
Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Assignor contained herein and in the Secured
Debt Agreements.

                                  ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
            INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

          3.1. Direction to Account Debtors; Contracting Parties; etc. Upon the
occurrence and during the continuance of a Designated Event of Default, if the
Collateral Agent so directs the Assignor, the Assignor agrees (x) to cause all payments on account of the Accounts and Contracts constituting, arising out of, or relating to, the Collateral to be made directly to the Collection Account,
(y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any such Accounts and/or under any such Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z)
that the Collateral Agent may enforce collection of any such Accounts and
Contracts and may adjust, settle or compromise the

amount of payment thereof, in the same manner and to the same extent as the
Assignor. Without notice to or assent by the Assignor, the Collateral Agent may, upon the occurrence and during the continuance of a Designated Event of Default, apply any or all amounts then in, or thereafter deposited in, the Collection
Account toward the payment of the Obligations in the manner provided in Section
7.4 of this Agreement. The reasonable costs and expenses of collection
(including reasonable attorneys' fees), whether incurred by the Assignor or the
Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify the Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.1 and (y) no such notice shall be required if an Event of Default of the type described in Section
13.1(h) of the Credit Agreement has occurred and is continuing.

          3.2. Collection. The Assignor shall endeavor in accordance with its customary business practices to cause to be collected from the account debtor named in each of its Accounts constituting Collateral or obligor under any Lease constituting, arising out of, or relating to the Collateral, as and when due
(including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures)
any and all amounts owing under or on account of such Account or Lease, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Lease. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of a Designated Event of Default, the Assignor may allow, in the ordinary course of business and in accordance with the terms of the Credit and
Collection Policy in effect from time to time, as adjustments to amounts owing under its Accounts and Leases (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the
Assignor finds appropriate in accordance with its business judgment and (ii) a refund or credit due as a result of improperly performed services or for other reasons which the Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the
Assignor or the Collateral Agent, shall be borne by the Assignor.

          3.3. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignor shall remain liable under each of the
Contracts which arise out of, or relate to, any of the Collateral to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of the Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

          3.4. Chattel Paper. Upon the request of the Collateral Agent following the occurrence of a Designated Event of Default made at any time or from time to time, the Assignor shall promptly furnish to the Collateral Agent a list of all
Electronic Chattel Paper which constitutes, arises out of, or relates to, the
Collateral held or owned by the Assignor valued in excess of $1,000,000.
Furthermore, if requested by the Collateral Agent following the occurrence of a
Designated Event of Default, the Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all
Electronic Chattel Paper which constitutes, arises out of, or relates to, the
Collateral valued in excess of $1,000,000 in accordance with the requirements of
Section 9-105 of the UCC. The Assignor will promptly (and in any event within 10
Business Days) following any request by the Collateral Agent following the occurrence of a Designated Event of Default, deliver all of its Tangible Chattel
Paper which constitutes, arises out of, or relates to, the Collateral valued in excess of $1,000,000 to the Collateral Agent. The Assignor hereby agrees not to deliver any Chattel Paper which constitutes, arises out of, or relates to, the
Collateral to any other Person.

          3.5. Container Management System. Without the prior written consent of the Collateral Agent, the Assignor agrees that it will not grant to any Person, or permit any Person to obtain a Lien, over the Container Management System.

          3.6. Further Actions. The Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments or grants of security interest, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, arising out of or relating to the Collateral and covered by the security interest hereby granted, as the
Collateral Agent may reasonably require (subject to the carve-outs and exceptions set forth herein).

                                   ARTICLE IV

                                   [RESERVED]

                                   ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

          6.1. Protection of Collateral Agent's Security. Except as otherwise permitted by the Loan Documents, the Assignor will not do anything to materially impair the rights of the Collateral Agent in the Collateral. The Assignor
assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Assignor.

          6.2. Warehouse Receipts Non-Negotiable. To the extent practicable, the
Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Pledged Containers or
Pledged Chassis, the Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in
Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

          6.3. Additional Information. In addition to the information to be provided by the Assignor to the Loan Servicer pursuant to Section 8.1(g) of the
Credit Agreement, upon the occurrence and during the continuance of a Designated
Event of Default the Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be reasonably requested by the Collateral Agent. Without limiting the forgoing, the Assignor agrees that it shall promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

          6.4. Further Actions. The Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports, grants of security and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the
Collateral.

          6.5. Financing Statements. The Assignor agrees to authenticate and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary in the opinion of the
Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. The Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral.

          6.6. Finance Leases. The Assignor will, with respect to any Lessee that leases a Pledged Container or a Pledged Chassis pursuant to a Finance
Lease, take the following actions by not later than thirty (30) days following the related Funding Date:

               (A) if the Lessee's Location is within the United States of
          America, then file in the appropriate filing office a UCC financing statement naming the Lessee, as debtor/lessee, the applicable
          Assignor, as lessor/secured party, and leased Containers and/or
          Chassis as the collateral; or

               (B) if the Lessee's Location is not within the United States of
          America, then the applicable Assignor shall file with the Recorder of
          Deeds of the District of Columbia a UCC financing statement naming the
          Lessee, as debtor/lessee, the applicable Assignor, as lessor/secured party, and the leased Containers and/or Chassis as the collateral.

          6.7. Software. The Assignor shall not create or attempt to create, assume or permit to subsist any Lien or other encumbrance upon any Software owned by it (including the Container Management System) or any of its Software
licenses (other than in favor of the Lender Creditors).

                                  ARTICLE VII

            REMEDIES UPON OCCURRENCE OF A DESIGNATED EVENT OF DEFAULT

          7.1. Remedies; Obtaining the Collateral Upon A Designated Event of
Default. The Assignor agrees that, if any Designated Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

          (i) subject to the right of any applicable Lessee to the right of quiet enjoyment of such property, personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the
     Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Assignor;

          (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the
     Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the
     Collateral Agent and may exercise any and all remedies of the Assignor in respect of such Collateral;

          (iii) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the
     Assignor to sell, assign or otherwise liquidate any or all of the
     Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

          (iv) take possession of the Collateral or any part thereof, by directing the Assignor in writing to deliver the same to the Collateral
     Agent at any reasonable place or places designated by the Collateral Agent, in which event the Assignor shall at its own expense:

                    (x) forthwith cause the same to be moved to the place or
               places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                    (y) store and keep any Collateral so delivered to the
               Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                    (z) while the Collateral shall be so stored and kept,
               provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

          (v) license or sublicense, on a nonexclusive basis, any Marks, Domain
     Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its reasonable judgment determine;

          (vi) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

          (vii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC;

it being understood that the Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Assignor of said obligation.

          7.2. Remedies; Disposition of the Collateral. If any Designated Event
of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the
Collateral Agent or after any overhaul or repair at the expense of the relevant
Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of
Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral
Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by

                                       10

crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give the Assignor only such notice of disposition as shall be required by such applicable law. The Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Assignor's expense.

          7.3. Waiver of Claims. Except as otherwise provided in this Agreement,
(a) THE ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW,
NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING
POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL,
INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY
PREJUDGMENT REMEDY OR REMEDIES, and (b) the Assignor hereby further waives, to the extent permitted by law:

          (i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the
     Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

          (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral
     Agent's rights hereunder; and

          (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the
Assignor and against any and all Persons claiming or attempting to claim the
Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

          7.4. Application of Proceeds. (a) All moneys collected by the
Collateral Agent upon any sale or other disposition of any Collateral pursuant to the enforcement of this Agreement or the exercise of any of the remedial provisions hereof (or, if any other Security Document requires proceeds of
"collateral" thereunder to be applied in accordance with the terms of this
Agreement, by such "collateral agent" thereunder pursuant to the enforcement of

                                       11

such Security Document or the exercise of the remedial provisions thereof), together with all other moneys received by the Collateral Agent hereunder in respect of the Collateral (or such "collateral agent" under such other Security
Documents) (including all monies received in respect of post-petition interest)
as a result of any such enforcement or the exercise of any such remedial provisions or as a result of any distribution of any Collateral (or "collateral"
under any other Security Document, as the case may be) upon the bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of the Assignor, or the application of any Collateral (or
"collateral" under any other Security Document, as the case may be) to the payment thereof or any distribution of Collateral (or "collateral" under any other Security Document, as the case may be) upon the liquidation or dissolution of the Assignor, or the winding up of the assets or business of the Assignor or under any insurance policies insuring any of the Collateral (or "collateral"
under any other Security Document, as the case may be), shall be applied as follows:

          (i) first, to the payment of all amounts owing to the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of
     "Obligations"; and

          (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), in accordance with the priority of payments set forth in Section 13.4 of the Credit Agreement.

          (b) All payments required to be made hereunder shall be made (i) if to the Lender Creditors, to the Loan Servicer for the account of the Lender
Creditors and (ii) if to the Hedging Creditors, to the trustee, paying agent or other similar representative (each, a "Representative") for the Hedging
Creditors or, in the absence of such a Representative, directly to the Hedging
Creditors.

          (c) For purposes of applying payments received in accordance with this
Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Loan
Servicer and (ii) the Representative or, in the absence of such a
Representative, upon the Hedging Creditors.

          (d) It is understood that the Assignor shall remain liable with respect to its Loan Document Obligations and Hedging Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral granted by it hereunder and the aggregate amount of such Obligations.

          7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy and no renewal or extension of any of the
Obligations shall impair

                                       12

any such right, power or remedy or shall be construed to be a waiver of any
Default or Event of Default or an acquiescence thereof. No notice to or demand on the Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

          7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this
Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Assignor, the
Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                   DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Account" shall mean any "account" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York, and in any event shall include, but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i)
for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a
State.

          "Agreement" shall mean this Security Agreement as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

          "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrower" shall have the meaning provided in the recitals of this
Agreement.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New
York. Without limiting the

                                       13

foregoing, the term "Chattel Paper" shall in any event include all Tangible
Chattel Paper and all Electronic Chattel Paper.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this
Agreement.

          "Collateral Agent" shall have the meaning provided in the recitals of this Agreement.

          "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Container Management System" shall mean the "TERMS 2000" tracking and billing system used by the Borrower, and any upgrade of, successor to, or replacement for, such system.

          "Contracts" shall mean all contracts between the Assignor and one or more additional parties (including, without limitation, any Interest Rate
Hedging Agreements, licensing agreements, partnership agreements, joint venture agreements and limited liability company agreements).

          "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

          "Designated Event of Default" shall mean (i) any Designated Event of
Default under, and as defined in, the Credit Agreement and (ii) event of default
(or similar term) by the Assignor under, as defined in any Interest Rate Hedging
Agreement the obligations of which are secured hereunder entered into with a
Hedging Creditor.

          "Documents" shall mean "documents" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York.

          "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "General Intangible" shall mean "general intangible" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the
State of New York.

          "Goods" shall mean "goods" as such term is defined in the Uniform
Commercial Code as in effect on the date hereof in the State of New York.

          "Hedging Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Hedging Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VIII.

                                       14

          "Instrument" shall mean "instruments" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York.

          "Lease" shall mean any lease or contract for use or hire of a Pledged
Container or a Pledged Chassis by a lessee and the Assignor, as lessor, but only to the extent such lease or contract relates to a Pledged Container or a Pledged
Chassis.

          "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Lenders" shall have the meaning provided in the recitals of this
Agreement.

          "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Loan Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Loan Servicer" shall have the meaning provided in the recitals of this Agreement.

          "Location" of the Assignor, shall mean the Assignor's "location" as determined pursuant to Section 9-307 of the UCC.

          "Obligations" shall mean and include, as to the Assignor, all of the following:

               (i) the full and prompt payment when due (whether at stated
     maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest
     (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the
     Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations for fees, costs and indemnities) of the Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Loan Documents to which the Assignor is a party and the due performance and compliance by the Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Loan Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to the Interest Rate Hedging Agreements, being herein collectively called the "Loan Document Obligations");

               (ii) the full and prompt payment when due (whether at stated
     maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the
     Assignor at the rate provided for in the respective

                                       15

     documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by the Assignor to the Hedging Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Hedging Agreement the obligations of which by its terms are required to be secured by the Collateral, whether such Interest Rate Hedging Agreement is now in existence or hereinafter arising, and the due performance and compliance by the Assignor with all of the terms, conditions and agreements contained in each such Interest Rate
     Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Hedging
     Obligations");

               (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the
     Collateral; and

               (iv) in the event of any proceeding for the collection or
     enforcement of any indebtedness, obligations, or liabilities of the
     Assignor referred to in clauses (i) through (iii) above, after an Event of
     Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the
     Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this
Agreement or extended from time to time after the date of this Agreement.

          "Pledge Agreement" shall have the meaning set forth in the Credit
Agreement.

          "Pledged Chassis" means any chassis that is described on Schedule I hereto (including any ancillary equipment relating to such chassis and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto), as such Schedule I is amended, modified or supplemented from time to time in accordance with the terms of the Credit Agreement.

          "Pledged Container" means any marine or maritime container (including any associated generator sets, gps units, refrigeration units and ancillary equipment related to such container) that is listed on Schedule I hereto, as such Schedule I is amended, modified or supplemented from time to time in accordance with the terms of the Credit Agreement.

          "Proceeds" shall mean all "proceeds" as such term is defined in the
Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the
Collateral Agent or the Assignor from time to time with respect to any of the
Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the
Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                                       16

          "Registered Organization" shall have the meaning provided in the
Uniform Commercial Code as in effect in the State of New York.

          "Representative" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Required Secured Creditors" shall mean (i) at any time when any Loan
Document Obligations are outstanding or any Commitments under the Credit
Agreement exist, the Required Lenders (or, to the extent provided in Section
16.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Loan Document Obligations have been paid in full and the Aggregate
Commitment under the Credit Agreement have been terminated and no further
Commitments may be provided thereunder, the holders of a majority of the aggregate outstanding Hedging Obligations (taken together) from time to time.

          "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

          "Secured Debt Agreements" shall mean and include this Agreement, the
Pledge Agreement, the Credit Agreement, the other Loan Documents and the
Interest Rate Hedging Agreement entered into with a Hedging Creditor.

          "Software" shall mean "software" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York.

          "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Assignor, or in which the Assignor has any rights, and, in any event, shall include, but shall not be limited to all of the Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Lease relating to a Pledged Container or a Pledged Chassis.

          "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Termination Date" shall have the meaning provided in Section 9.8(a)
of this Agreement.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as defined therein.

                                       17

                                   ARTICLE IX

                                  MISCELLANEOUS

          9.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or the Assignor shall not be effective until received by the Collateral Agent or the Assignor, as the case may be. All notices and other communications shall be in writing and addressed as set forth in the Credit Agreement.

          9.2. Waiver; Amendment. Except as provided in Section 16.12 of the
Credit Agreement, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor and the Collateral Agent (with the written consent of the Required Secured Creditors).

          9.3. Obligations Absolute. The obligations of the Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt
Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not the Assignor shall have notice or knowledge of any of the foregoing.

          9.4. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 9.8 hereof, (ii) be binding upon the Assignor, its successors and assigns; provided, however, that the Assignor shall not assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this
Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other
Secured Debt Agreements regardless of any investigation made by the Secured
Creditors or on their behalf.

          9.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                                       18

          9.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY
TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF
THE STATE OF NEW YORK OR, TO THE EXTENT APPLICABLE WITH RESPECT TO UNITED STATES
REGISTERED AND APPLIED-FOR MARKS, PATENTS AND COPYRIGHTS, FEDERAL LAW. ANY LEGAL
ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS
OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF
NEW YORK IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY
EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ASSIGNOR HEREBY IRREVOCABLY
ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND
UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS IN ANY
SUCH ACTION OR PROCEEDING. THE ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY
CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER THE ASSIGNOR, AND AGREES NOT
TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS
AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS
JURISDICTION OVER THE ASSIGNOR. THE ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE
SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR
PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,
POSTAGE PREPAID, TO ANY THE ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN
SECTION 9.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.
THE ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS
AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR
PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SUCH
SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL
AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED
CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE
LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ASSIGNOR IN ANY OTHER
JURISDICTION.

          (b) THE ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY
NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR
PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE
COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND
AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR
PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES
ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING
OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR
THEREBY.

                                       19

          9.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the
Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this
Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Assignor under or with respect to any Collateral.

          9.8. Termination; Release. (a) After the Termination Date, this
Agreement shall terminate and the Collateral Agent, at the request and expense of the Assignor, will promptly execute and deliver to the Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the satisfaction and termination of this
Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which all of the
Obligations have been paid, the Aggregate Commitments have been terminated and all Interest Rate Hedging Agreements entered into with any Hedging Creditor have been terminated.

          (b) So long as (A) no Designated Event of Default has occurred and is continuing and (B) no Asset Base Deficiency exists or would result therefrom, upon (i) the sale or other disposition of any part of the Collateral that is not prohibited by the respective Secured Debt Agreements, (ii) the use of any
Proceeds in connection with the acquisition of any property or to pay any fees, costs and expenses of any Person, or (iii) the release of any part of the
Collateral at the direction of the Required Secured Creditors, such Collateral shall automatically be released from the Lien of this Agreement and the Lien of this Agreement shall be terminated with respect to such Collateral and such
Collateral shall automatically be assigned, transferred and conveyed to the applicable Assignor by the Loan Servicer.

          (c) Upon and after any and all releases contemplated in clauses (a)
and (b) above, at the request and at the sole cost and expense of the Assignor, the Loan Servicer will execute and deliver such documentation, including termination or partial release statements and the like (without recourse and without any representation or warranty) to evidence such release or otherwise in connection therewith; provided that upon request of the Loan Servicer the
Assignor shall deliver to the Collateral Agent a certificate signed by a Senior
Designated Officer of the Assignor stating that the release of the respective
Collateral is permitted pursuant to such Section 9.8(a) or (b).

          (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this
Section 9.8.

          9.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the

                                       20

Borrower and the Collateral Agent. Execution and delivery of this Agreement by facsimile signature shall constitute execution and delivery of this Agreement for all purposes hereof with the same force and effect as execution and delivery of a manually signed copy hereof.

          9.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9.11. The Collateral Agent and the other Secured Creditors. The
Collateral Agent will hold in accordance with this Agreement all items of the
Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the
Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this
Agreement and the Credit Agreement.

          9.12. Schedule I. Schedule I shall automatically be updated to reflect the designation of additional Eligible Chassis and Eligible Containers in accordance with the terms of the Credit Agreement.

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                                       21

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                        TAL INTERNATIONAL CONTAINER CORPORATION

                                        By:
                                            ------------------------------------
                                            Name: Jeffrey M. Casucci
                                            Title: Vice President

                                                              SECURITY AGREEMENT

Accepted and Agreed to:

FORTIS CAPITAL CORP.,
as Collateral Agent

By:
    ---------------------------------
    Name:
    Title:

By:
    ---------------------------------
    Name:
    Title:

                                                              SECURITY AGREEMENT

                                                                         ANNEX A
                                                                              to
                                                              SECURITY AGREEMENT

Chief Executive Office of Each Borrower:

100 Manhattanville Road
Purchase, New York 10577

                                                              SECURITY AGREEMENT

                                                                         ANNEX B
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                                                                                                   ASSIGNOR'S
                                                                                                  ORGANIZATION
                                                                                ASSIGNOR'S       IDENTIFICATION
                                           REGISTERED                          LOCATION (FOR     NUMBER (OR, IF    TRANSMITTING
                                          ORGANIZATION?   JURISDICTION OF   PURPOSES OF NY UCC   IT HAS NONE, SO     UTILITY?
EXACT LEGAL NAME OF ASSIGNOR                (YES/NO)       ORGANIZATION       Section 9-307)        INDICATE)        (YES/NO)
---------------------------------------   -------------   ---------------   ------------------   ---------------   -------------

TAL INTERNATIONAL CONTAINER CORPORATION         Y               Del.               Del.              0689911             No

                                                              SECURITY AGREEMENT

                                                                         ANNEX C
                                                                              to
                                                              SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

                                  Trade and/or
                                Fictitious Names

                         Transamerica Maritime Container
                                  Trader Lease
                                    CoolSpace
                                    SpaceWise
                               ContainerSales.com
                                     Trader
                                    Greyslot
                            Transamerica Leasing Inc.

                                                              SECURITY AGREEMENT

                                                                         ANNEX D
                                                                              to
                                                              SECURITY AGREEMENT

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN ONE YEAR PRIOR
                      TO THE DATE OF THE SECURITY AGREEMENT

                                     Description of any Transactions as required
Name of Assignor                     by Section 2.7 of the Security Agreement
----------------                     -------------------------------------------
                                     NONE

                                                              SECURITY AGREEMENT

                                                                      Schedule 1
                                                                              to
                                                              SECURITY AGREEMENT

                 LIST OF PLEDGED CONTAINERS AND PLEDGED CHASSIS

                                 [See attached]

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

    2.5.       Legal Names; Type of Organization (and Whether a
               Registered Organization and/or a Transmitting Utility);
               Jurisdiction of Organization; Location; Organizational

ARTICLE III    SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT
               RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN

ARTICLE VII    REMEDIES UPON OCCURRENCE OF A DESIGNATED EVENT OF
               DEFAULT..................................................       9
    7.1.       Remedies; Obtaining the Collateral Upon A Designated

    9.6.       GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;

ANNEX A        Schedule of Chief Executive Offices Address(es) of
               Chief Executive Office
ANNEX B        Schedule of Legal Names, Type of Organization (and
               Whether a Registered Organization and/or a Transmitting
               Utility), Jurisdiction of Organization, Location and
               Organizational Identification Numbers
ANNEX C        Schedule of Trade and Fictitious Names
ANNEX D        Description of Certain Significant Transactions
               Occurring Within One Year Prior to the Date of the
               Security Agreement
SCHEDULE 1     List of Pledged Containers and Pledged Chassis

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